CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

DERIVED INFORMATION   [8/2/04]

[$350,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$800,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

Statistical Collateral Summary – Aggregate Non-Interest Only Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/04 cutoff date.  Approximately 0.0% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,115
Total Outstanding Loan Balance	$602,409,193*	Min	Max
Average Loan Current Balance	$146,393	$9,997	$1,120,899
Weighted Average Original LTV	82.3%**
Weighted Average Coupon	7.15%	4.25%	13.84%
Arm Weighted Average Coupon	7.12%
Fixed Weighted Average Coupon	7.27%
Weighted Average Margin	6.42%	1.86%	11.26%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	99.5%
% Second Liens	0.5%
% Arms	80.8%
% Fixed	19.2%
% of Loans with Mortgage Insurance	0.3%

*

Total collateral will be approximately [$]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.25 - 5.00	43	8,232,928	1.4	4.82	73.5	669
5.01 - 5.50	112	22,078,575	3.7	5.37	76.2	668
5.51 - 6.00	343	60,706,298	10.1	5.84	77.5	651
6.01 - 6.50	547	97,892,234	16.3	6.33	79.7	641
6.51 - 7.00	783	123,901,333	20.6	6.81	81.7	627
7.01 - 7.50	620	92,983,010	15.4	7.30	83.1	621
7.51 - 8.00	650	83,896,300	13.9	7.78	84.4	611
8.01 - 8.50	381	46,845,330	7.8	8.29	85.3	612
8.51 - 9.00	301	35,761,016	5.9	8.76	87.3	611
9.01 - 9.50	124	13,112,792	2.2	9.24	90.0	625
9.51 - 10.00	83	8,205,140	1.4	9.78	88.8	612
10.01 - 10.50	61	4,878,490	0.8	10.24	89.2	606
10.51 - 11.00	36	2,389,467	0.4	10.74	90.9	615
11.01 - 11.50	11	521,247	0.1	11.18	92.7	636
11.51 - 12.00	6	251,192	0.0	11.88	95.0	675
12.01 - 12.50	6	206,861	0.0	12.32	91.7	680
12.51 - 13.00	3	132,922	0.0	12.72	90.9	655
13.01 - 13.50	4	391,263	0.1	13.13	89.3	693
13.51 - 14.00	1	22,796	0.0	13.84	95.0	674
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	4	846,175	0.1	6.44	72.1	0
476 - 500	1	63,927	0.0	8.83	80.0	500
501 - 525	137	18,869,555	3.1	8.34	77.8	515
526 - 550	306	38,571,683	6.4	7.80	77.5	539
551 - 575	468	64,092,192	10.6	7.45	80.8	564
576 - 600	557	79,101,639	13.1	7.10	82.7	589
601 - 625	825	119,920,434	19.9	7.02	82.7	612
626 - 650	557	85,529,989	14.2	7.00	83.0	638
651 - 675	464	70,860,028	11.8	6.98	84.0	662
676 - 700	285	43,392,161	7.2	7.11	82.7	688
701 - 725	201	34,224,104	5.7	6.93	84.1	713
726 - 750	154	23,903,804	4.0	6.80	84.7	737
751 - 775	95	12,760,671	2.1	7.12	83.6	760
776 - 800	54	9,122,886	1.5	6.64	75.4	786
801 - 825	7	1,149,945	0.2	6.35	77.8	806
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,997 - 50,000	205	8,026,119	1.3	8.81	80.8	616
50,001 - 100,000	1,227	93,717,161	15.6	7.69	82.7	618
100,001 - 150,000	1,166	143,791,492	23.9	7.25	82.6	625
150,001 - 200,000	673	116,779,477	19.4	7.00	81.9	623
200,001 - 250,000	373	82,602,071	13.7	6.88	82.1	626
250,001 - 300,000	209	57,149,582	9.5	6.94	81.7	637
300,001 - 350,000	109	35,251,686	5.9	6.84	82.7	633
350,001 - 400,000	84	31,664,112	5.3	6.87	83.1	640
400,001 - 450,000	33	14,147,707	2.3	6.92	83.0	642
450,001 - 500,000	25	11,995,652	2.0	6.92	84.1	658
500,001 - 550,000	2	1,061,317	0.2	7.49	87.5	629
550,001 - 600,000	3	1,716,598	0.3	7.44	80.0	674
600,001 - 1,120,899	6	4,506,219	0.7	6.14	68.0	724
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
11.900 - 50.000	66	8,938,332	1.5	6.40	39.9	647
50.001 - 55.000	30	4,156,725	0.7	6.65	52.8	623
55.001 - 60.000	62	8,989,523	1.5	6.63	57.7	628
60.001 - 65.000	70	10,378,161	1.7	6.76	62.7	605
65.001 - 70.000	166	24,164,652	4.0	6.57	68.6	612
70.001 - 75.000	262	41,057,389	6.8	7.08	73.9	599
75.001 - 80.000	1,508	227,481,134	37.8	6.86	79.8	634
80.001 - 85.000	621	86,458,396	14.4	7.24	84.6	605
85.001 - 90.000	691	104,966,324	17.4	7.17	89.6	625
90.001 - 95.000	473	65,612,002	10.9	8.18	94.9	658
95.001 - 100.000	166	20,206,556	3.4	8.13	99.9	668
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,715	374,432,517	62.2	7.01	82.3	612
Reduced	582	93,388,329	15.5	7.29	83.6	665
No Income/ No Asset	14	2,021,720	0.3	6.68	82.8	695
Stated Income / Stated Assets	804	132,566,627	22.0	7.43	81.3	647
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,605	540,115,531	89.7	7.06	81.8	621
Second Home	24	4,446,309	0.7	6.76	75.3	691
Investor	486	57,847,353	9.6	7.96	87.3	689
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	442	102,020,571	16.9	6.78	78.4	631
Florida	582	82,260,588	13.7	7.23	82.6	632
Virginia	168	26,469,914	4.4	7.10	82.7	615
Illinois	183	25,676,039	4.3	7.50	85.4	635
Maryland	136	24,359,849	4.0	6.89	81.1	621
Texas	209	22,761,943	3.8	7.91	86.1	628
Michigan	191	22,073,359	3.7	7.54	84.9	619
Pennsylvania	165	20,757,543	3.4	7.02	81.9	629
Georgia	126	18,400,562	3.1	7.14	84.0	638
Arizona	134	17,958,039	3.0	7.12	84.6	635
New York	87	17,142,593	2.8	6.74	78.9	630
Ohio	157	16,964,940	2.8	7.47	85.7	624
Washington	97	16,177,165	2.7	6.82	82.4	628
Nevada	92	16,024,856	2.7	7.20	81.6	650
Oregon	95	14,239,567	2.4	6.86	80.0	644
Other	1,251	159,121,666	26.4	7.25	83.1	621
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,774	251,889,823	41.8	7.30	85.1	655
Refinance - Rate Term	249	35,550,953	5.9	6.94	81.8	614
Refinance - Cashout	2,092	314,968,418	52.3	7.05	80.0	608
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,591	388,674,381	64.5	7.22	83.6	622
Arm 3/27	597	90,798,101	15.1	6.73	81.5	632
Arm 5/25	43	7,131,875	1.2	6.68	79.0	664
Arm 6 Month	1	70,826	0.0	4.90	78.9	597
Fixed – Balloon 15 /30	16	824,327	0.1	10.81	99.2	705
Fixed Rate	867	114,909,682	19.1	7.24	78.4	642
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,443	493,755,443	82.0	7.10	82.0	622
PUD	265	45,721,155	7.6	7.30	84.4	653
Condo	182	24,821,814	4.1	7.20	81.7	637
2 Family	146	22,233,284	3.7	7.41	81.6	649
3-4 Family	79	15,877,497	2.6	7.79	85.3	683
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
1.86 - 4.00	8	2,330,089	0.5	5.87	82.0	689
4.01 - 4.50	30	5,080,612	1.0	5.41	82.8	683
4.51 - 5.00	111	19,190,651	3.9	6.02	81.2	656
5.01 - 5.50	552	92,340,801	19.0	6.69	80.9	628
5.51 - 6.00	432	69,846,278	14.4	6.54	81.4	637
6.01 - 6.50	579	91,107,270	18.7	6.89	81.8	623
6.51 - 7.00	542	81,614,848	16.8	7.25	83.8	619
7.01 - 7.50	422	57,291,774	11.8	7.60	85.5	616
7.51 - 8.00	294	38,158,539	7.8	8.15	87.4	609
8.01 - 8.50	145	18,226,973	3.7	8.75	88.2	608
8.51 - 9.00	60	6,155,267	1.3	9.10	87.7	602
9.01 - 9.50	33	3,439,902	0.7	9.71	88.0	603
9.51 - 10.00	17	1,535,691	0.3	9.92	85.4	605
10.01 - 10.50	4	209,482	0.0	10.36	83.4	559
10.51 >=	3	147,008	0.0	11.33	80.6	524
Total:	3,232	486,675,183	100.0	7.12	83.1	625

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	202,145	0.0	7.37	81.8	680
4 - 6	3	463,934	0.1	8.86	86.9	576
10 - 12	5	697,309	0.1	8.51	79.1	556
13 - 15	3	433,024	0.1	6.84	87.2	612
16 - 18	24	4,344,478	0.9	7.48	79.9	597
19 - 21	252	40,704,315	8.4	7.20	83.4	610
22 - 24	2,305	342,159,697	70.3	7.21	83.7	624
25 - 27	1	77,698	0.0	7.96	90.0	544
31 - 33	47	7,791,665	1.6	6.89	83.6	637
34 - 36	548	82,669,044	17.0	6.70	81.3	632
37 - 60	43	7,131,875	1.5	6.68	79.0	664
Total:	3,232	486,675,183	100.0	7.12	83.1	625

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.01 - 9.50	1	96,545	0.0	4.50	80.0	725
9.51 - 11.50	158	29,014,726	6.0	5.40	78.2	657
11.51 - 12.00	274	46,985,722	9.7	5.94	80.2	635
12.01 - 12.50	418	74,463,576	15.3	6.37	80.9	635
12.51 - 13.00	519	82,937,936	17.0	6.77	83.1	625
13.01 - 13.50	406	62,706,633	12.9	7.24	84.7	623
13.51 - 14.00	461	64,484,608	13.3	7.55	84.6	620
14.01 - 14.50	307	41,981,494	8.6	7.92	84.8	621
14.51 - 15.00	305	39,121,205	8.0	8.14	85.3	610
15.01 - 15.50	184	22,624,084	4.6	8.54	85.6	609
15.51 - 16.00	120	14,852,814	3.1	8.97	85.0	595
16.01 - 16.50	42	3,596,241	0.7	9.78	84.5	571
16.51 - 17.00	24	2,635,943	0.5	9.96	86.0	584
17.01 - 17.50	5	547,890	0.1	10.57	87.2	565
17.51 - 18.00	6	544,802	0.1	10.19	92.2	576
18.01 - 18.85	2	80,967	0.0	12.51	75.7	552
Total:	3,232	486,675,183	100.0	7.12	83.1	625

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.25 - 4.50	6	840,216	0.2	4.48	81.3	697
4.51 - 5.50	146	28,022,621	5.8	5.28	78.4	659
5.51 - 6.00	304	52,702,380	10.8	5.93	80.8	645
6.01 - 6.50	468	81,639,131	16.8	6.37	80.9	637
6.51 - 7.00	650	101,476,637	20.9	6.87	83.1	627
7.01 - 7.50	501	75,748,373	15.6	7.38	84.6	624
7.51 - 8.00	520	70,079,545	14.4	7.90	85.2	611
8.01 - 8.50	300	39,200,392	8.1	8.43	85.7	605
8.51 - 9.00	191	23,065,356	4.7	8.83	85.5	588
9.01 - 9.50	66	6,394,793	1.3	9.47	87.3	588
9.51 - 10.00	39	4,093,967	0.8	9.90	85.3	583
10.01 - 10.50	26	2,256,351	0.5	10.23	83.0	550
10.51 - 11.00	10	933,207	0.2	10.32	86.0	560
11.01 - 11.50	2	103,020	0.0	11.27	80.0	516
11.51 - 12.00	1	38,227	0.0	11.80	76.5	523
12.01 - 12.50	1	45,975	0.0	12.25	80.0	510
12.51 - 12.85	1	34,992	0.0	12.85	70.0	607
Total:	3,232	486,675,183	100.0	7.12	83.1	625

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	70,826	0.0	4.90	78.9	597
1.50	1	282,857	0.1	8.88	90.0	570
2.00	12	2,270,222	0.5	7.62	95.6	694
2.50	1	103,272	0.0	6.20	80.0	690
3.00	3,192	480,045,088	98.6	7.12	83.1	624
5.00	25	3,902,918	0.8	6.87	78.4	626
Total:	3,232	486,675,183	100.0	7.12	83.1	625

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,837	430,833,105	88.5	7.08	83.1	623
1.50	394	55,562,992	11.4	7.40	83.4	635
3.00	1	279,086	0.1	6.99	95.0	640
Total:	3,232	486,675,183	100.0	7.12	83.1	625

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,115	602,409,193	100.0	7.15	82.3	628
Total:	4,115	602,409,193	100.0	7.15	82.3	628

          *     Note, for second liens, CLTV is employed in this calculation.